UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/30/2013

Lehigh Gas Partners LP
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35711

DE	45-41165414
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

702 West Hamilton Street, Suite 203
Allentown, PA 18101
(Address of principal executive offices, including zip code)

610-625-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On August 30, 2013, while our securities trading window was open, each of Mr. Joseph V. Topper, Jr., Chairman and CEO of Lehigh Gas Partner GP LLC, the general partner (the "General Partner") of Lehigh Gas Partners, LP (the "Partnership") and John B. Reilly, III, a director of the General Partner, entered into a Rule 10b5-1 trading plan (the "Plans"), pursuant to which each of Mr. Topper and Mr. Reilly agreed to purchase common units of the Partnership if the Partnership's common units trade at specified maximum prices, and subject to other terms and conditions. Each of the Plans is in effect from October 1, 2013, though November 30, 2013.

Each of the Plans complies with the Partnership's insider trading policy and is intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lehigh Gas Partners LP

Date: September 03, 2013	By:	/s/ Frank M. Macerato
Frank M. Macerato
General Counsel